INCOME TAXES (Details) - Schedule of Deferred Tax Assets and Liabilities - USD ($)	Dec. 31, 2014	Dec. 31, 2013
Deferred tax assets:
Net operating loss carry-forwards	$ 5,294,800	$ 4,372,400
Total deferred tax assets	5,294,800	4,372,400
Valuation allowance	(5,294,800)	(4,372,400)
Net deferred tax assets	$ 0	$ 0